UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 2004

Memry Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-15971	06-1084424
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Berkshire Boulevard, Bethel, Connecticut	06801
(Address of principal executive offices)	(Zip Code)

(203) 739-1100

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Item 5. Other Events.

Memry Corporation issued a press release on February 20, 2004. A copy of the press release is included as Exhibit 99 hereto and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

Exhibits:

99	Press Release, dated February 20, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMRY CORPORATION

Date: February 23, 2004	By:	/s/ Robert P. Belcher
Robert P. Belcher
Senior Vice President – Finance and Administration, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release, dated February 20, 2004.